UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2006

Tapestry Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301
(Address of principal executive offices and zip code)

(303) 516-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Private Placement

On April 5, 2006, Tapestry Pharmaceuticals, Inc., a Delaware corporation (the “Company”) sold an aggregate of 12,750,000 shares of common stock and warrants to purchase up to 12,750,000 shares of common stock (the “Private Placement”), for a total of $25.5 million (excluding any proceeds that might be received upon exercise of the warrants) or approximately $24 million, net of the placement agent fees and other expenses, pursuant to a Purchase Agreement dated February 2, 2006 (the “Purchase Agreement”), by and among the Company and Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P., Special Situations Fund III QP, L.P., Special Situations Life Sciences Fund, L.P., Special Situations Private Equity Fund, L.P., Tang Capital Partners, LP, Baker Biotech Fund II (Z), L.P., Baker Biotech Fund III, L.P., Baker Biotech Fund III (Z), L.P., Baker Bros. Investments II, L.P., 14159, L.P., Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., BVF Investments, L.L.C., Investment 10, L.L.C., Fort Mason Master, L.P., Fort Mason Partners, L.P., Capital Ventures International, Merlin BioMed Long Term Appreciation, LP, Merlin BioMed Offshore Master Fund, Versant Capital Management LLC, Xmark JV Investment Partners, LLC, Xmark Opportunity Fund, L.P., Xmark Opportunity Fund, Ltd. and the other parties signatory thereto (collectively, the “Purchasers”).  The purchase price was $2.00 per share of common stock, and each warrant to purchase common stock has an exercise price equal to $2.40 per share.  In connection with the financing, the Company entered into a Registration Rights Agreement with the Purchasers on April 5, 2006 wherein the Company agreed to register for resale the shares of common stock and the shares of common stock underlying the warrants.

Under a letter agreement, dated October 2005, with Ferghana Securities, Inc. (“Ferghana”), the Company retained Ferghana to provide advisory services in connection with a financing transaction and to render a fairness opinion in connection with the Private Placement.  The Company paid to Ferghana an advisory fee of $400,000 in addition to monthly retainer payments and, at closing, issued a warrant to Ferghana to acquire 50,000 shares of the Company’s common stock on substantially similar terms as the Warrants.  In addition, in connection with the Private Placement, the Company entered into a Finder’s Fee Agreement with Reedland Capital Partners under which the Company at Closing paid to Reedland cash compensation of 2.75% of the $25.5 million gross proceeds and issued to Reedland a warrant to acquire 100,000 shares of the Company’s common stock on substantially similar terms as the Warrants.  The Company has agreed to include the shares underlying the warrants issued to Ferghana and Reedland in any registration statement filed by the Company on behalf of the Purchasers.

On April 6, 2006, the Company issued a press release announcing closing of the Private Placement that is attached as Exhibit 99.1.  The foregoing explanation is summary only.  Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the documents entered into in connection with the Private Placement, copies of which are attached hereto or incorporated by reference as Exhibits 10.1, 10.2 and 10.3, which exhibits are incorporated herein by reference.

Amendment to Rights Plan

In November 1996, the Company entered into a Rights Agreement, as amended and restated on September 25, 2001 (the “Rights Agreement”), with American Stock Transfer & Trust Company (“American Stock Transfer”), the Company’s transfer agent. In connection with the Private Placement, the Company entered into an amendment to the Rights Agreement with American Stock Transfer on April 4, 2006, a copy of which is attached hereto as Exhibit 10.4, to (i) replace all references to “NaPro BioTherapeutics, Inc.” with “Tapestry Pharmaceuticals, Inc.,” (ii) amend the definition of the term “Acquiring Person” in the Rights Agreement to reduce the threshold beneficial ownership of the Company’s common stock from 20% to 15% and to except from such definition certain of the Purchasers that might have beneficial ownership of common stock exceeding 15%, and (iii) amend the definition of the term “Distribution Date” to reduce the threshold from 20% to 15%.  Under the Rights Agreement, the Company’s board of directors has express authority to amend the Rights Agreement without stockholder approval.

The foregoing is a summary of the amendment to the Rights Agreement. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Rights Agreement, a copy of which are attached hereto as Exhibit 10.4 and incorporated herein by reference.

Repricing of Stock Options

On February 8, 2006, the board of directors of the Company approved, subject to stockholder approval, the amendment of certain outstanding options to purchase shares of common stock under the Company’s existing equity incentive plans, including certain options granted to the Company’s directors and executive officers.  Stockholder approval of such amendment was received on April 4, 2006 and the exercise price of each such repriced option was reduced to $4.02 per share as of such date.  As of February 8, 2006, options for approximately 696,253 shares were outstanding under all of the Company’s equity compensation plans, of which options to purchase approximately 630,038 shares of common stock, having exercise prices ranging from $4.20 to $112.50, were repriced. The following table presents summary information concerning stock options that were repriced for the Company’s directors, executive officers and others.

Name and Position	Number of Securities Underlying Stock Options to be Repriced	Weighted Average Exercise Price Per Share before Repricing	Average Remaining Contractual Life of Stock Options to be Repriced (in Years)
Leonard P. Shaykin Chairman of the Board, Chief Executive Officer	122,500	$42.77	4.70
Martin M. Batt Senior Vice President, Chief Operating Officer	21,500	$16.19	7.64
Patricia A. Pilia Executive Vice President, Secretary(1)	127,267	$37.82	8.74
Gordon Link Senior Vice President, Chief Financial Officer	72,000	$44.65	5.27
Kai P. Larson Vice President General Counsel	43,416	$49.70	6.05
All Executive Officers as a group (5 persons)	386,683	$40.73	6.14
All Directors Who Are Not Executive Officers as a Group (6 persons)(2)	52,550	$32.35	6.82
All Employees Who Are Not Executive Officers as a Group (28 persons)	104,924	$27.38	6.66
All Others (27 persons)	85,881	$39.45	3.66
Total	630,038	$37.63	5.64

(1)                                  Dr. Pilia’s employment with the Company terminated as of February 23, 2006. She is no longer an officer but remains a director of the Company.

(2)                                  Excludes opinions to acquire 127,267 shares held by Dr. Pilia, who after February 23, 2006 is no longer an officer but remains a director of the Company.

Pursuant to Statement of Financial Accounting Standards, (SFAS) No. 123(R), “Share-Based Payment”, the Company will incur a non-cash fixed charge for all vested options that are repriced.

Stock Option Grants

In January 2006, the board of directors adopted, subject to stockholder approval, the Company’s 2006 Equity Incentive Plan (the “Incentive Plan”).  The Board adopted the Incentive Plan at the same time it approved the Private Placement.  In conjunction with the adoption of the Incentive Plan, and subject to stockholder approval, the Board granted options to purchase 30,000 shares of common stock to each non-employee director of the Board.  In addition, subject to stockholder approval, the Compensation Committee of the Board granted options to purchase shares of common stock to employees of the Company, including its executive officers, all of which are set forth in the table below.  Stockholder approval for the Incentive Plan and grant of the options thereunder was received on April 4, 2006.

The total number of shares underlying outstanding options granted under the Incentive Plan is 3,259,480.  Subject to limited exceptions, the grant date for the each of these options is February 3, 2006.  The exercise price of such options is $4.02 and was established as the average of the closing sale prices of the Company’s common stock on the Nasdaq Capital Market on the fourth through eighth trading days following the Company’s announcement of the Private Placement.  Each option vests as follows: 1/6 when the 20 trading day average of the closing sale prices of the common stock equals or exceeds 130% of the exercise price of the option; 1/6 when such average equals or exceed 160% of the exercise price; 1/6 when such average equals or exceeds 190% of the exercise price; 1/6 when such average equals or exceeds 220% of the exercise price; 1/6 when such average equals or exceeds 250% of the exercise price; and 1/6 when such average equals or exceeds 300% of the exercise price.  All options vest at the latest on the fifth anniversary of the date of grant.  The awards otherwise were made in accordance with the terms and conditions of the Incentive Plan and the Form of Stock Option Agreement for grants thereunder, copies of which are attached hereto as Exhibits 10.5 and 10.6 and incorporated herein by reference.

After giving effect to the foregoing stock options granted by the Board and the Compensation Committee, a total of 3,317,626 shares remain available for grant under the Incentive Plan under its terms as specified above.

The following table sets forth the number of shares underlying options granted under the Incentive Plan to those persons serving as the Company’s chief executive officer or as an executive officer of the Company at December 28, 2005, and, who in the case of the executive officers, were the Company’s four other most highly compensated executive officers for the Company’s fiscal year then ended, to all executive officers of the Company at December 28, 2005 as a group, to all persons as a group serving as directors of the Company at December 28, 2005, and to all employees and consultants who are not executive officers as a group.

Tapestry Pharmaceuticals, Inc. 2006 Equity Incentive Plan

Name and Position	Number of Shares Underlying Options Granted
Leonard P. Shaykin Chairman of the Board, Chief Executive Officer	1,492,112
Martin M. Batt Senior Vice President, Chief Operating Officer	497,482
Patricia A. Pilia Executive Vice President, Secretary(1)	19,164
Gordon Link Senior Vice President, Chief Financial Officer	331,653
Kai P. Larson Vice President General Counsel	187,243
All Executive Officers as a Group (6 persons)(2)	2,527,654
All Directors Who Are Not Executive Officers as a Group (6 persons)(3)	180,000
All Employees and Consultants Who are Not Executive Officers as a Group (7 persons)	551,826

(1)                                Dr. Pilia’s employment with the Company terminated as of February 23, 2006. She is no longer an officer but remains a director of the Company.

(2)                                The person who was serving as the Company’s sixth executive officer at December 28, 2005, resigned his employment with the Company effective February 22, 2006.

(3)                                Excludes options to acquire 19,164 shares granted to Dr. Pilia, who after February 23, 2006 is no longer an officer but remains a director of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is set forth in Item 1.01, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information required by this Item 3.03 is set forth in Item 5.03, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2006, the stockholders of the Company approved the amendment of Article XII of the Company’s bylaws to read in its entirety specified below.  Such amendment became effective upon receipt of such approval.

Unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders, the Company shall not grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant. This bylaw may not be amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders.

The amendment eliminates from the Company’s bylaws a prohibition on the reduction of the exercise price of any stock option granted under any existing or future stock option plan unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Amendment to the Company’s Amended and Restated Bylaws

10.1	Purchase Agreement, dated February 2, 2006 (together with schedule prepared in accordance with Instruction 2 to Item 601 of Regulation S-K) (1)

10.2	Registration Rights Agreement, dated April 5, 2006 entered into by and among Tapestry Pharmaceuticals, Inc. and the Purchasers

10.3	Form of Warrant, dated April 5, 2006 between the Company and the Purchasers (together with schedule prepared in accordance with Instruction 2 to Item 601 of Regulation S-K)

10.4	Amendment No. 1 to the Rights Agreement, dated April 4, 2006

10.5	2006 Equity Incentive Plan

10.6	Form of Stock Option Agreement for certain options granted under the Company’s 2006 Equity Incentive Plan

99.1	Press Release, dated April 6, 2006 entitled “Tapestry Pharmaceuticals Raises $25.5 Million In Private Placement”

(1)                                  Incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-24320), dated February 2, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 10, 2006	TAPESTRY PHARMACEUTICALS, INC.

	By:	/s/ Kai Larson
	Name:	Kai Larson
	Title:	Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amendment to the Company’s Amended and Restated Bylaws

10.1	Purchase Agreement, dated February 2, 2006 (together with schedule prepared in accordance with Instruction 2 to Item 601 of Regulation S-K) (1)

10.2	Registration Rights Agreement, dated April 5, 2006 entered into by and among Tapestry Pharmaceuticals, Inc. and the Purchasers

10.3	Form of Warrant, dated April 5, 2006 between the Company and the Purchasers (together with schedule prepared in accordance with Instruction 2 to Item 601 of Regulation S-K)

10.4	Amendment No. 1 to the Rights Agreement, dated April 4, 2006

10.5	2006 Equity Incentive Plan

10.6	Form of Stock Option Agreement for certain options granted under the Company’s 2006 Equity Incentive Plan

99.1	Press Release, dated April 6, 2006 entitled “Tapestry Pharmaceuticals Raises $25.5 Million In Private Placement”

(1)                                  Incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-24320) dated February 2, 2006.